                                                                      Exhibit 99

                                                                    NEWS RELEASE

[GRAPHIC]

FOR IMMEDIATE RELEASE



                          SANDY SPRING BANCORP REPORTS
                              THIRD QUARTER RESULTS

OLNEY, MARYLAND, October 14, 2004 -- Sandy Spring Bancorp, (Nasdaq:SASR) the parent company of Sandy Spring Bank, today announced net income for the third quarter of 2004 of $6.4 million ($.44 per diluted share) compared to $8.2 million ($.56 per diluted share) for the third quarter of 2003, a 22% decrease. Net income for the nine-month period ending September 30, 2004 totaled $20.1 million ($1.37 per diluted share) compared to $25.3 million ($1.72 per diluted share) for the prior year period, a 21% decrease.

Net income for the third quarter and nine months were both lower compared to the same periods for last year, as a result of lower net interest margins in a historically low interest rate environment, a decline in gains on sales of loans, as mortgage refinancings slowed, and increased operating expenses. However, total loan and deposit growth has been consistently strong and has increased on a sequential quarterly basis during 2004. Loan balances were up 24% and deposit balances were up 10% over the past twelve months. "In our view, the basic elements of our business are quite healthy with positive momentum," said Hunter R. Hollar, President and Chief Executive Officer of Sandy Spring Bancorp. "Fees on the sales of investment products, trust revenues and insurance commissions, while seasonal from quarter to quarter, are all showing growth year over year. Asset quality remains an outstanding hallmark of this organization. It's an ongoing top priority that stands uncompromised as we work our way through this challenging earnings cycle."

Return on average stockholders' equity was 12.89% for the third quarter of 2004, compared to 17.35% for the third quarter of 2003. Return on average assets for the third quarter of 2004 was 1.03%, compared to 1.37% for the third quarter of 2003.

For the first nine months of 2004, return on average stockholders' equity was 13.65% compared to 18.32% for the first nine months of 2003. Return on average assets for the first nine months of 2004 was 1.12% compared to 1.44% for the first nine months of 2003.

Comparing September 30, 2004 balances to September 30, 2003, total assets increased 5% to $2.5 billion. Total loans and leases grew 24% to $1.4 billion and investment securities decreased 15% to $940 million while total deposits increased 10% to $1.7 billion. During the same period, stockholders' equity increased 6% to $202 million or 8.0% of total assets. In August, the Company issued $35 million in subordinated debentures. The proceeds will be used later this year to redeem the 9.375% $35 million debentures issued in 1999. This action resulted in subordinated debentures showing a temporary increase at September 30. Due to continuing strong asset quality, there was no provision for credit losses in the first nine months of 2004 or 2003.

The Company's management will host a conference call to discuss its third quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations' section of the Sandy Spring Web site at www.sandyspringbank.com.

DETAILED REVIEW OF FINANCIAL RESULTS

Comparing the third quarter of 2004 to 2003, net interest income decreased 2% due primarily to the lower interest rates on loans and investment securities and lower investment securities balances, offset in part by the effects of loan growth. The net interest margin declined to 3.55% in 2004 from 3.71% in 2003. Noninterest income decreased by $1.3 million or 15% versus 2003. Lower levels of mortgage banking activity, following a sustained period of mortgage loan refinancings, have resulted in a decline in gains on sales of mortgage loans, which decreased 63% versus the prior year period. Offsetting part of the decline in mortgage banking revenues were increases of 8% in trust revenues and 15% in Visa(R) check fees. Noninterest expenses were $17.9 million in the third quarter of 2004 compared to $16.9 million in 2003, a 6% increase. Noninterest expenses include the amortization of intangible assets of $.5 million in 2004 compared to $.7 million in the third quarter of 2003. The GAAP based efficiency ratio increased to 69.57% for the third quarter while the traditional non-GAAP efficiency ratio increased to 62.73%. These increases were primarily the result of the expense growth combined with the effect of the net interest margin contraction and the decrease in gains on sale of mortgage loans. Operating expenses increased primarily due to higher compensation and benefits costs, attributable to a larger staff and merit increases, together with increased occupancy and equipment expenses.

Comparing the first nine months of 2004 and 2003, net interest income decreased by $1.3 million or 2% due primarily to the margin compression discussed above, which resulted in a decline in the net interest margin to 3.65% for the first nine months of 2004 compared to 3.80% for the same period in 2003. Noninterest income was $23.2 million for the nine months ended September 30, 2004 versus $26.5 million for the same period in 2003, a decrease of $3.3 million or 13%. This decrease was due primarily to a 51% decrease in gains on sales of mortgage loans and the one time gain of $1.1 million on early termination of a sublease in 2003, offset in part by increases of 14% in trust revenues and 8% in insurance agency commissions. Other noninterest income increased $.6 million or 16% for the first nine months of 2004 compared to 2003 due primarily to increases in gains on sale of other real estate owned and gains on sales of SBA loans. Noninterest expenses were $52.9 million for the first nine months of 2004 compared to $49.5 million for the same period in 2003, a 7% increase. Noninterest expenses include the amortization of intangible assets of $1.5 million for the first nine months of 2004 compared to $2.0 million for the first nine months of 2003. The GAAP based efficiency ratio increased to 67.7% for the first nine months of 2004 while the traditional, non-GAAP efficiency ratio increased to 61.5%. These increases were mainly due to the expense growth mentioned above together with the decline in mortgage banking revenues and the net interest margin contraction.

ABOUT SANDY SPRING BANCORP/SANDY SPRING BANK

With $2.5 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and The Equipment Leasing Company. Sandy Spring Bancorp is the third largest publicly traded banking company headquartered in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 30 community offices and 45 ATMs located in Anne Arundel, Frederick, Howard, Montgomery, and Prince George's counties in Maryland. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:
         Hunter R. Hollar, President & Chief Executive Officer or
         Philip J. Mantua, Executive V.P. & Chief Financial Officer Sandy Spring Bancorp
         17801 Georgia Avenue
         Olney, Maryland 20832
         1-800-399-5919
         E-mail:  HHollar@sandyspringbank.com
                  PMantua@sandyspringbank.com
         Web site:  www.sandyspringbank.com

FORWARD-LOOKING STATEMENTS: Sandy Spring Bancorp makes forward-looking statements in this News Release that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, Sandy Spring Bancorp's actual future results may differ materially from those indicated. In addition, the Company's past results of operations do not necessarily indicate its future results.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

                                                  Three Months Ended                              Nine Months Ended
                                                     September 30,                                  September 30,
                                               --------------------------          %           ------------------------        %
                                                  2004             2003          Change          2004           2003         Change
-----------------------------------------------------------------------------------------------------------------------      -------
PROFITABILITY FOR THE PERIOD:
  Net interest income                              $18,369        $18,775           (2)         $54,857        $56,185          (2)
  Provision for credit losses                            0              0            0                0              0           0
  Noninterest income                                 7,420          8,751          (15)          23,220         26,558         (13)
  Noninterest expenses                              17,941         16,904            6           52,866         49,484           7
  Income before income taxes                         7,848         10,622          (26)          25,211         33,259         (24)
  Net income                                         6,417          8,218          (22)          20,111         25,282         (20)

    Return on average assets                         1.03%          1.37%                         1.12%          1.44%
    Return on average equity                        12.89%         17.35%                        13.65%         18.32%
    Net interest margin                              3.55%          3.71%                         3.65%          3.80%
    Efficiency ratio - GAAP based *                 69.57%         61.41%                        67.71%         59.80%
    Efficiency ratio - traditional *                62.73%         54.92%                        61.45%         54.58%

PER SHARE DATA:
  Basic net income                                   $0.44          $0.57          (23)           $1.39          $1.75         (21)
  Diluted net income                                  0.44           0.56          (21)            1.37           1.72         (20)
  Dividends declared                                  0.20           0.19            5             0.58           0.55           5
  Book value                                         13.92          13.10            6            13.92          13.10           6
  Tangible book value                                12.70          11.75            8            12.70          11.75           8
  Average fully diluted shares                  14,673,756     14,677,257                    14,705,413     14,697,878

AT PERIOD-END:
  Assets                                        $2,506,302     $2,383,669            5       $2,506,302     $2,383,669           5
  Deposits                                       1,709,642      1,558,220           10        1,709,642      1,558,220          10
  Loans and leases                               1,365,483      1,099,541           24        1,365,483      1,099,541          24
  Securities                                       940,189      1,104,478          (15)         940,189      1,104,478         (15)
  Stockholders' equity                             201,737        189,623            6          201,737        189,623           6

CAPITAL AND CREDIT QUALITY RATIOS:
  Average equity to average assets                   8.03%          7.88%                         8.22%          7.88%
  Allowance for credit losses to loans
    and leases                                       1.08%          1.37%                         1.08%          1.37%
  Nonperforming assets to total assets               0.09%          0.14%                         0.09%          0.14%
  Annualized net (charge-offs) recoveries
    to average loans and leases                      0.01%          0.00%                         (0.01)%        0.00%

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION OF GAAP-BASED AND TRADITIONAL EFFICIENCY RATIOS
(In thousands, except per share data)

                                                                Three Months Ended                      Nine Months Ended
                                                                    September 30,                         September 30,
                                                     ------------------------------------------    --------------------------------
                                                            2004                  2003                  2004             2003
                                                     --------------------  --------------------    ---------------  ---------------
Noninterest expenses-GAAP based                                  $17,941               $16,904            $52,866          $49,484
Net interest income plus noninterest income-
  GAAP based                                                      25,789                27,526             78,077           82,743

Efficiency ratio-GAAP based                                       69.57%                61.41%             67.71%           59.80%
                                                     ====================  ====================    ===============  ===============

Noninterest expenses-GAAP based                                  $17,941               $16,904            $52,866          $49,484
  Less non-GAAP adjustment:
    Amortization of intangible assets                                486                   665              1,459            1,994
                                                     --------------------  --------------------    ---------------  ---------------
      Noninterest expenses-traditional ratio                      17,455                16,239             51,407           47,490

Net interest income plus noninterest income-
  GAAP based                                                      25,789                27,526             78,077           82,743
    Plus non-GAAP adjustment:
      Tax-equivalency                                              2,175                 2,148              6,059            6,003
    Less non-GAAP adjustments:
      Securities gains                                               138                   106                475              657
      Income from an early termination of
        a sublease                                                     0                     0                  0            1,077
                                                     --------------------  --------------------    ---------------  ---------------
          Net interest income plus noninterest
            income - traditional ratio                            27,826                29,568             83,661           87,012

Efficiency ratio - traditional                                    62.73%                54.92%             61.45%           54.58%
                                                     ====================  ====================    ===============  ===============

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

                                                                                 September 30,                        December 31,
                                                                     ------------------------------------          -----------------
                                                                           2004                   2003                  2003
---------------------------------------------------------------------------------------------------------           ----------------
ASSETS
  Cash and due from banks                                                 $43,390                $43,718               $38,397
  Federal funds sold                                                       27,086                  6,265                10,670
  Interest-bearing deposits with banks                                        512                    927                   724
  Residential mortgage loans held for sale                                  8,849                  9,390                12,209
  Investments available-for-sale (at fair value)                          598,886                735,158               639,460
  Investments held-to-maturity - fair value of $328,531,
    $353,332, and $344,814, respectively                                  321,451                347,953               337,634
  Other equity securities                                                  19,852                 21,367                21,111

  Total loans and leases                                                1,365,483              1,099,541             1,153,428
    Less:  allowance for credit losses                                    (14,792)               (15,049)              (14,880)
                                                                       ----------             ----------            ----------
      Net loans and leases                                              1,350,691              1,084,492             1,138,548

  Premises and equipment, net                                              40,991                 37,671                37,679
  Accrued interest receivable                                              13,049                 15,292                13,661
  Goodwill                                                                  7,642                  7,642                 7,642
  Other intangible assets, net                                              9,987                 11,932                11,446
  Other assets                                                             63,916                 61,862                65,243
                                                                       ----------             ----------            ----------
        Total assets                                                   $2,506,302             $2,383,669            $2,334,424
                                                                       ==========             ==========            ==========

LIABILITIES
  Noninterest-bearing deposits                                           $423,254               $350,700              $368,319
  Interest-bearing deposits                                             1,286,388              1,207,520             1,193,511
                                                                       ----------             ----------            ----------
      Total deposits                                                    1,709,642              1,558,220             1,561,830

  Short-term borrowings                                                   393,528                495,551               413,223
  Subordinated debentures                                                  70,000                 35,000                35,000
  Other long-term borrowings                                              114,696                 88,346               115,158
  Accrued interest payable and other liabilities                           16,699                 16,929                15,764
                                                                       ----------             ----------            ----------
        Total liabilities                                               2,304,565              2,194,046             2,140,975

STOCKHOLDERS' EQUITY
  Common stock -- par value $1.00; shares
    authorized 50,000,000; shares issued
    and outstanding 14,493,104
    14,474,374 and 14,495,613, respectively                                14,493                 14,474                14,496
  Additional paid in capital                                               18,473                 18,704                18,970
  Retained earnings                                                       164,977                149,249               153,280
  Accumulated other comprehensive income                                    3,794                  7,196                 6,703
                                                                       ----------             ----------            ----------
        Total stockholders' equity                                        201,737                189,623               193,449
                                                                       ----------             ----------            ----------
        Total liabilities and stockholders' equity                     $2,506,302             $2,383,669            $2,334,424
                                                                       ==========             ==========            ==========

Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

                                                                    Three Months Ended                      Nine Months Ended
                                                                       September 30,                         September 30,
                                                     ------------------------------------------    --------------------------------
                                                            2004                  2003                  2004             2003
                                                     --------------------  --------------------    ---------------  ---------------
Interest income:
  Interest and fees on loans and leases                          $18,233               $15,883            $51,608          $48,754
  Interest on loans held for sale                                    172                   422                522              993
  Interest on deposits with banks                                      3                     2                  8                9
  Interest and dividends on securities:
    Taxable                                                        5,472                 7,998             17,537           24,610
    Exempt from federal income taxes                               3,678                 3,558             10,780           10,509
  Interest on federal funds sold                                     133                    49                280              264
                                                     --------------------  --------------------    ---------------  ---------------
      Total interest income                                       27,691                27,912             80,735           85,139
Interest expense:
  Interest on deposits                                             3,412                 3,230              9,136           10,891
  Interest on short-term borrowings                                4,717                 4,389             12,167           13,516
  Interest on long-term borrowings                                 1,193                 1,518              4,575            4,547
                                                     --------------------  --------------------    ---------------  ---------------
      Total interest expense                                       9,322                 9,137             25,878           28,954
                                                     --------------------  --------------------    ---------------  ---------------
        Net interest income                                       18,369                18,775             54,857           56,185
Provision for credit losses                                            0                     0                  0                0
                                                     --------------------  --------------------    ---------------  ---------------
        Net interest income after
          provision for credit losses                             18,369                18,775             54,857           56,185
Noninterest income:
  Securities gains (losses)                                          138                   106                475              657
  Service charges on deposit accounts                              1,886                 2,027              5,635            6,048
  Gains on sales of mortgage loans                                   714                 1,906              2,511            5,084
  Fees on sales of investment products                               475                   512              1,770            1,699
  Trust department income                                            813                   756              2,551            2,234
  Insurance agency commissions                                       944                   924              3,095            2,865
  Income from bank owned life insurance                              614                   866              1,857            2,185
  Income from an early termination of a sublease                       0                     0                  0            1,077
  Visa Check Fees                                                    498                   434              1,419            1,353
  Other income                                                     1,338                 1,220              3,907            3,356
                                                     --------------------  --------------------    ---------------  ---------------
        Total noninterest income                                   7,420                 8,751             23,220           26,558
Noninterest expenses:
  Salaries and employee benefits                                  10,353                 9,932             30,571           28,896
  Occupancy expense of premises                                    1,861                 1,839              5,304            4,956
  Equipment expenses                                               1,380                 1,101              3,894            3,241
  Marketing                                                          385                   477              1,380            1,440
  Outside data services                                              697                   643              2,184            1,948
  Amortization of intangible assets                                  486                   665              1,459            1,994
  Other expenses                                                   2,779                 2,247              8,074            7,009
                                                     --------------------  --------------------    ---------------  ---------------
        Total noninterest expenses                                17,941                16,904             52,866           49,484
                                                     --------------------  --------------------    ---------------  ---------------
Income before income taxes                                         7,848                10,622             25,211           33,259
Income tax expense                                                 1,431                 2,404              5,100            7,977
                                                     --------------------  --------------------    ---------------  ---------------
          Net income                                              $6,417               $ 8,218            $20,111          $25,282
                                                     ====================  ====================    ===============  ===============
Basic net income per share                                        $ 0.44               $  0.57            $  1.39          $  1.75
Diluted net income per share                                        0.44                  0.56               1.37             1.72
Dividends declared per share                                        0.20                  0.19               0.58             0.55

Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA                  2004                                      2003
                                              ------------------------------------   ---------------------------------------------
(Dollars in thousands, except per share data)       Q3          Q2           Q1          Q4          Q3          Q2          Q1
----------------------------------------------------------------------------------   ---------------------------------------------
PROFITABILITY FOR THE QUARTER:
Tax-equivalent interest income                   $29,866     $28,164      $28,764     $29,562     $30,060     $29,800     $31,282
----------------------------------------------------------------------------------------------------------------------------------
Interest expense                                   9,322       8,383        8,173       8,478       9,137       9,744      10,073
----------------------------------------------------------------------------------------------------------------------------------
Tax-equivalent net interest income                20,544      19,781       20,591      21,084      20,923      20,056      21,209
----------------------------------------------------------------------------------------------------------------------------------
  Tax-equivalent adjustment                        2,175       1,919        1,965       2,234       2,148       1,809       2,046
----------------------------------------------------------------------------------------------------------------------------------
Provision for credit losses                            0           0            0           0           0           0           0
----------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                 7,420       8,241        7,559       7,178       8,751      10,032       7,757
----------------------------------------------------------------------------------------------------------------------------------
Noninterest expenses                              17,941      18,155       16,770      17,742      16,904      16,605      15,957
----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                         7,848       7,948        9,415       8,286      10,622      11,674      10,963
----------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                 1,431       1,555        2,114       1,502       2,404       2,938       2,635
----------------------------------------------------------------------------------------------------------------------------------
Net Income                                         6,417       6,393        7,301       6,784       8,218       8,736       8,328
==================================================================================================================================
FINANCIAL RATIOS:
Return on average assets                           1.03%       1.08%        1.26%       1.14%       1.37%       1.50%       1.46%
----------------------------------------------------------------------------------------------------------------------------------
Return on average equity                          12.89%      13.07%       15.00%      14.16%      17.35%      19.04%      18.76%
----------------------------------------------------------------------------------------------------------------------------------
Net interest margin                                3.55%       3.58%        3.82%       3.82%       3.71%       3.74%       3.95%
----------------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - GAAP based *                   69.57%      69.55%       64.04%      68.17%      61.41%      58.74%      59.28%
----------------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - traditional *                  62.73%      63.30%       58.32%      61.80%      54.92%      56.02%      52.81%
==================================================================================================================================
PER SHARE DATA:
Basic net income                                   $0.44       $0.44        $0.50       $0.46       $0.57       $0.61       $0.57
----------------------------------------------------------------------------------------------------------------------------------
Diluted net income                                 $0.44       $0.43        $0.50       $0.46       $0.56       $0.60       $0.56
----------------------------------------------------------------------------------------------------------------------------------
Dividends declared                                 $0.20       $0.19        $0.19       $0.19       $0.19       $0.18       $0.18
----------------------------------------------------------------------------------------------------------------------------------
Book value                                        $13.92      $13.51       $13.76      $13.35      $13.10      $13.04      $12.54
----------------------------------------------------------------------------------------------------------------------------------
Tangible book value                               $12.70      $12.26       $12.48      $12.03      $11.75      $11.64      $11.10
----------------------------------------------------------------------------------------------------------------------------------
Average fully diluted shares                  14,673,756  14,726,117   14,725,261  14,729,513  14,677,257  14,676,404  14,743,976
==================================================================================================================================
NONINTEREST INCOME BREAKDOWN:
Securities gains (losses)                           $138        $109         $228        $339        $106        $543          $8
----------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                1,886       1,881        1,868       1,984       2,027       2,037       1,984
----------------------------------------------------------------------------------------------------------------------------------
Gains on sales of mortgage loans                     714       1,028          769         639       1,906       1,603       1,575
----------------------------------------------------------------------------------------------------------------------------------
Fees on sales of investment products                 475         666          629         512         512         666         521
----------------------------------------------------------------------------------------------------------------------------------
Trust department income                              813         984          754         721         756         758         720
----------------------------------------------------------------------------------------------------------------------------------
Insurance agency commissions                         944       1,030        1,121         876         924         922       1,019
----------------------------------------------------------------------------------------------------------------------------------
Income from bank owned life insurance                614         613          630         561         866         710         609
----------------------------------------------------------------------------------------------------------------------------------
Income from early termination
 of a sublease                                          0           0            0           0           0       1,077           0
----------------------------------------------------------------------------------------------------------------------------------
Visa Check Fees                                      498         497          424         439         434         494         425
----------------------------------------------------------------------------------------------------------------------------------
Other income                                       1,338       1,433        1,136       1,107       1,220       1,240         896
----------------------------------------------------------------------------------------------------------------------------------
  Total                                            7,420       8,241        7,559       7,178       8,751      10,050       7,757
==================================================================================================================================
NONINTEREST EXPENSE BREAKDOWN:
Salaries and employee benefits                   $10,353     $10,285       $9,933      $9,188      $9,932      $9,514      $9,450
----------------------------------------------------------------------------------------------------------------------------------
Occupancy expense of premises                      1,861       1,815        1,628       2,105       1,839       1,533       1,584
----------------------------------------------------------------------------------------------------------------------------------
Equipment expenses                                 1,380       1,324        1,190       1,179       1,101       1,099       1,041
----------------------------------------------------------------------------------------------------------------------------------
Marketing                                            385         482          513       1,060         477         509         454
----------------------------------------------------------------------------------------------------------------------------------
Outside data services                                697         766          721         671         643         660         645
----------------------------------------------------------------------------------------------------------------------------------

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Historical Trends in Quarterly Financial Data.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA                 2004                                  2003
                                                 -----------------------------  ----------------------------------------------
(Dollars in thousands, except per share data)       Q3        Q2         Q1          Q4          Q3          Q2          Q1
------------------------------------------------------------------------------  ----------------------------------------------
NONINTEREST EXPENSE BREAKDOWN (CONTINUED):
Amortization of intangible assets                  486        $487       $486         486         665         664        $665
------------------------------------------------------------------------------------------------------------------------------
Other expenses                                   2,779       2,996      2,299       3,053       2,247       2,644       2,118
------------------------------------------------------------------------------------------------------------------------------
  Total                                         17,941      18,155     16,770      17,742      16,904      16,623      15,957
==============================================================================================================================
BALANCE SHEETS AT QUARTER END:
Residential mortgage loans                    $365,352    $343,176   $337,850    $331,129    $313,873    $292,415    $276,001
------------------------------------------------------------------------------------------------------------------------------
Residential construction loans                 126,338     113,382    103,292      88,500      74,889      71,016      66,937
------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                      372,790     329,894    322,754     323,099     310,502     299,621     297,428
------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans                   62,436      55,563     52,162      51,518      55,337      53,626      61,434
------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                    138,741     140,560    125,527     116,322     112,563     119,145     116,157
------------------------------------------------------------------------------------------------------------------------------
Consumer loans                                 299,826     284,771    260,644     242,860     232,377     233,865     232,359
------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases                     1,365,483   1,267,346  1,202,229   1,153,428   1,099,541   1,069,688   1,050,316
==============================================================================================================================
  Less: allowance for credit losses            (14,792)    (14,743)   (14,875)    (14,880)    (15,049)    (15,033)    (15,023)
------------------------------------------------------------------------------------------------------------------------------
    Net loans and leases                     1,350,691   1,252,603  1,187,354   1,138,548   1,084,492   1,054,655   1,035,293
------------------------------------------------------------------------------------------------------------------------------
Goodwill                                         7,642       7,642      7,642       7,642       7,642       7,642       7,642
------------------------------------------------------------------------------------------------------------------------------
Other intangible assets, net                     9,987      10,473     10,959      11,446      11,932      12,597      13,262
------------------------------------------------------------------------------------------------------------------------------
Total assets                                 2,506,302   2,424,199  2,371,572   2,334,424   2,383,669   2,368,446   2,372,602
------------------------------------------------------------------------------------------------------------------------------
Total deposits                               1,709,642   1,681,552  1,618,591   1,561,830   1,558,220   1,590,144   1,555,513
------------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                     201,737     196,090    199,615     193,449     189,623     188,625     181,854
==============================================================================================================================
QUARTERLY AVERAGE BALANCE SHEETS:
Residential mortgage loans                    $362,170    $355,676   $346,545    $331,024    $342,648    $302,344    $304,494
------------------------------------------------------------------------------------------------------------------------------
Residential construction loans                 119,989     108,118     93,722      81,046      77,466      68,296      72,031
------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                      347,451     327,441    316,768     315,603     298,359     300,309     295,728
------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans                   61,771      55,234     51,519      53,403      54,942      59,561      56,568
------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                    137,321     134,627    127,327     109,037     116,985     118,742     122,597
------------------------------------------------------------------------------------------------------------------------------
Consumer loans                                 293,025     268,861    251,411     237,478     232,891     229,085     231,770
------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases                     1,321,727   1,249,957  1,187,292   1,127,591   1,123,291   1,078,337   1,083,188
------------------------------------------------------------------------------------------------------------------------------
Securities                                     938,448     933,253    954,822   1,055,558   1,084,348   1,058,878   1,039,112
------------------------------------------------------------------------------------------------------------------------------
Total earning assets                         2,299,895   2,220,656  2,167,641   2,201,368   2,229,467   2,177,451   2,158,817
------------------------------------------------------------------------------------------------------------------------------
Total assets                                 2,466,535   2,384,929  2,328,985   2,357,816   2,383,783   2,330,589   2,305,834
------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities           1,844,996   1,775,867  1,751,225   1,797,037   1,812,412   1,801,472   1,799,132
------------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing demand deposits            405,647     392,387    360,341     351,761     355,119     322,431     299,638
------------------------------------------------------------------------------------------------------------------------------
Total deposits                               1,684,328   1,634,340  1,561,666   1,556,965   1,581,872   1,537,111   1,488,023
------------------------------------------------------------------------------------------------------------------------------
Stockholders' equity                           198,030     196,719    195,730     190,063     187,183     183,992     180,044
==============================================================================================================================
CAPITAL AND CREDIT QUALITY MEASURES:
Average equity to average assets                 8.03%       8.25%      8.40%       8.06%       7.88%       7.89%       7.81%
------------------------------------------------------------------------------------------------------------------------------
Credit loss allowance to loans and leases        1.08%       1.16%      1.24%       1.29%       1.37%       1.41%       1.43%
------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets to total assets             0.09%       0.12%      0.14%       0.13%       0.14%       0.07%       0.08%
------------------------------------------------------------------------------------------------------------------------------
Annualized net (charge-offs) recoveries
   to average loans and leases                   0.01%       (0.04)%    0.00%       (0.06)%     0.00%       0.00%       0.00%
==============================================================================================================================
MISCELLANEOUS DATA:
Net (charge-offs) recoveries                       $48       ($131)       ($5)      ($169)        $16         $10        ($13)
------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets:
  Non-accrual loans and leases                     848         674        802         522         564         479         567
------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due              1,340       2,316      2,492       2,333       2,612         900       1,381
------------------------------------------------------------------------------------------------------------------------------
  Restructured loans and leases                      0           0          0           0           0           0           0
------------------------------------------------------------------------------------------------------------------------------
  Other real estate owned, net                       0           0         77          77         125         187           0
------------------------------------------------------------------------------------------------------------------------------
    Total nonperforming assets                   2,188       2,990      3,371       2,932       3,301       1,566       1,948
==============================================================================================================================


Certain reclassifications of information currently reported have been made to conform to current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                                Three Months Ended September 30,
                                                  --------------------------------------------------------------------------------
                                                                       2004                                     2003
                                                  --------------------------------------   ---------------------------------------
                                                      AVERAGE       ANNUALIZED   YIELD/        Average       Annualized   Yield/
                                                      BALANCE        INTEREST     RATE         Balance        Interest     Rate
                                                  ---------------- ------------- -------   ---------------- ------------- --------
ASSETS
Residential mortgage loans                               $362,170      $19,719    5.44 %         $342,648       $18,702     5.46 %
Residential construction loans                            119,989        5,828    4.86             77,466         3,560     4.60
Commercial mortgage loans                                 347,451       22,413    6.45            298,359        20,741     6.95
Commercial construction loans                              61,771        3,600    5.83             54,942         3,216     5.85
Commercial loans and leases                               137,321        8,661    6.31            116,985         7,926     6.78
Consumer loans                                            293,025       13,114    4.48            232,891        10,968     4.71
                                                        ---------       ------    ----          ---------        ------
  Total loans and leases                                1,321,727       73,335    5.55          1,123,291        65,113     5.80
Securities                                                938,448       44,655    4.76          1,084,348        53,768     4.96
Interest-bearing deposits with banks                          748           10    1.34              1,430             9     0.63
Federal funds sold                                         38,972          532    1.37             20,398           195     0.96
                                                        ---------       ------    ----          ---------        ------
TOTAL EARNING ASSETS                                    2,299,895      118,532    5.15 %        2,229,467       119,085     5.34 %

Less:  allowance for credit losses                        (14,739)                                (15,013)
Cash and due from banks                                    42,278                                  34,026
Premises and equipment, net                                41,061                                  38,098
Other assets                                               98,040                                  97,205
                                                       ----------                              ----------
      Total assets                                     $2,466,535                              $2,383,783
                                                       ==========                              ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                         $237,212         $704    0.30 %         $206,759          $487     0.24 %
Regular savings deposits                                  229,021          847    0.37            179,572           496     0.28
Money market savings deposits                             360,888        2,390    0.66            407,480         1,878     0.46
Time deposits                                             451,560        9,634    2.13            432,942        10,096     2.33
                                                        ---------       ------    ----          ---------        ------
  Total interest-bearing deposits                       1,278,681       13,575    1.06          1,226,753        12,957     1.06
Borrowings                                                566,315       23,259    4.11            585,659        23,394     3.99
                                                        ---------       ------    ----          ---------        ------
TOTAL INTEREST-BEARING LIABILITIES                      1,844,996       36,834    2.00          1,812,412        36,351     2.01
                                                                       -------    ----          ---------        ------     ----
  Net interest income and spread*                                      $81,698    3.15 %                        $82,734     3.33 %
                                                                       =======    ====                          =======     ====

Noninterest-bearing demand deposits                       405,647                                 355,119
Other liabilities                                          17,862                                  28,370
Stockholder's equity                                      198,030                                 187,882
                                                       ==========                              ==========
    Total liabilities and stockholders' equity         $2,466,535                              $2,383,783
                                                       ==========                              ==========

Interest income/earning assets                                                    5.15 %                                    5.34 %
Interest expense/earning assets                                                   1.60                                      1.63
                                                                                -------                                  --------
    Net interest margin                                                           3.55 %                                    3.71 %
                                                                                =======                                  ========


* Interest income includes the effects of annualized taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The annualized taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $8,653,000 for the three months ended September 30, 2004 and $8,522,000 for the three months ended September 30, 2003.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                            Nine Months Ended September 30,
                                            -----------------------------------------------------------------------------------
                                                                 2004                                        2003
                                            ---------------------------------------     ---------------------------------------
                                               AVERAGE        ANNUALIZED   YIELD/           Average       Annualized   Yield/
                                               BALANCE         INTEREST     RATE            Balance        Interest     Rate
                                            ---------------  ------------- --------     ---------------- ------------- --------
ASSETS
Residential mortgage loans                        $354,824        $19,184     5.41 %           $316,635       $18,551     5.86 %
Residential construction loans                     107,322          5,009     4.67               72,617         3,659     5.04
Commercial mortgage loans                          330,615         21,380     6.47              298,135        20,921     7.02
Commercial construction loans                       56,195          3,237     5.76               58,215         3,482     5.98
Commercial loans and leases                        133,108          8,523     6.40              118,230         8,354     7.07
Consumer loans                                     271,179         12,262     4.52              231,253        11,487     4.97
                                                 ---------         ------     ----            ---------        ------
  Total loans and leases                         1,253,243         69,595     5.55            1,095,085        66,454     6.07
Securities                                         942,167         45,656     4.85            1,060,939        54,979     5.18
Interest-bearing deposits with banks                   861             10     1.16                1,329            12     0.90
Federal funds sold                                  33,350            374     1.12               31,443           352     1.12
                                                 ---------         ------     ----            ---------        ------
TOTAL EARNING ASSETS                             2,229,621        115,635     5.19 %          2,188,796       121,797     5.56 %

Less:  allowance for credit losses                 (14,826)                                     (15,023)
Cash and due from banks                             41,428                                       34,573
Premises and equipment, net                         40,024                                       37,011
Other assets                                        97,388                                       96,061
                                                ----------                                   ----------
      Total assets                              $2,393,635                                   $2,341,418
                                                ==========                                   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                  $230,598           $671     0.29 %           $197,284          $483     0.24 %
Regular savings deposits                           211,241            762     0.36              168,708           517     0.31
Money market savings deposits                      368,261          2,143     0.58              404,196         2,626     0.65
Time deposits                                      430,664          8,628     2.00              439,947        10,934     2.49
                                                 ---------        -------                     ---------       -------
  Total interest-bearing deposits                1,240,764         12,204     0.98            1,210,135        14,560     1.20
Borrowings                                         550,102         22,062     4.01              594,308        24,091     4.05
                                                 ---------        -------                     ---------       -------
TOTAL INTEREST-BEARING LIABILITIES               1,790,866         34,266     1.91            1,804,443        38,651     2.14
                                                                  -------     ----                            -------     ----
  Net interest income and spread*                                 $81,369     3.28 %                          $83,146     3.42 %
                                                                  =======     ====                            =======     ====

Noninterest-bearing demand deposits                386,194                                      325,933
Other liabilities                                   19,724                                       26,537
Stockholder's equity                               196,851                                      184,505
                                                ----------                                   ----------
    Total liabilities and
       stockholders' equity                     $2,393,635                                   $2,341,418
                                                ==========                                   ==========

Interest income/earning assets                                                5.19 %                                      5.56 %
Interest expense/earning assets                                               1.54                                        1.76
                                                                              ----                                        ----
    Net interest margin                                                       3.65 %                                      3.80 %
                                                                              ====                                        ====


* Interest income includes the effects of annualized taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The annualized taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $8,093,000 for the nine months ended September 30, 2004 and $8,026,000 for the nine months ended September 30, 2003.